SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 31, 1998

                              KENNEDY-WILSON, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-20418                     95-4364537
(State or other Jurisdiction     (Commission                 (I.R.S. Employer
       of Incorporation)          File Number)               Identification No.)


                          530 Wilshire Boulevard, #101
                         Santa Monica, California 90401
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 314-8400

                               TABLE OF CONTENTS


                                                       Page


Item 2    Acquisition or Disposition of Assets           4

Item 5    Other Events                                   4

Item 7(a) Financial Statements                           4

Item 7(b) Pro Forma Financial Information                4

Item 7(c) Exhibits                                       4

Signatures                                               5

Exhibit Index                                            6

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On July 17, 1998, Kennedy-Wilson, Inc. (the "Company") acquired from Heitman Financial Ltd., a wholly-owned subsidiary of United Asset Management Corporation, all of the issued and outstanding shares of capital stock of Heitman Properties, Ltd., an Illinois corporation (the "Acquired Company"), which, by and through its subsidiaries, provides property management, leasing and construction management services to owners of commercial, residential and industrial properties in approximately 26 states. The Company paid a total purchase price of $20 million in cash for the Acquired Company. No material relationship existed between the Company and Heitman Financial Ltd. prior to the acquisition.

          The purchase price and a portion of the expenses associated with the acquisition were financed from the proceeds of a $21 million subordinated loan (the "Loan") made by Colony K-W, LLC ("Colony") pursuant to a Bridge Loan Agreement (the "Loan Agreement") dated as of July 16, 1998 among Colony, the Company and certain of its subsidiaries. The Loan bears interest at a rate of 14% per annum and matures on January 15, 2000. The Loan is guaranteed by certain subsidiaries of the Company on a subordinated basis and, pursuant to a Pledge Agreement dated as of July 16, 1998 made by the Company in favor of Colony, is secured by a pledge of all of the outstanding shares of the Acquired Company. The terms of the Loan Agreement restrict, among other things, certain borrowings, distributions and mergers involving the Company and the guarantors and is subject to additional customary restrictive covenants. The remainder of the acquisition expenses were paid utilizing a portion of the Company's existing $15 million credit facility with East-West Bank.

          The Acquired Company has been renamed Kennedy-Wilson Properties, Ltd. and it is anticipated that it will continue to be operated primarily as a property manager, leasing agent and construction manager.

ITEM 5.  OTHER EVENTS

          On July 16, 1998, Colony Investors III, L.P., the sole member of Colony ("Colony Investors"), and the Company entered into a Stock Purchase Agreement and a Warrant Agreement, pursuant to which Colony Investors purchased
(a) 440,085 shares of Common Stock of the Company and (b) warrants, exercisable for seven years from July 16, 1998, to purchase an additional 132,026 shares of Common Stock of the Company at an initial exercise price of $15.00 per share (subject to adjustment as provided in said Warrant Agreement) for a total aggregate purchase price of $5,232,610 (such Common Stock and warrants collectively, the "Securities").

          In connection with the purchase of the Securities, Colony Investors and the Company entered into an Investor's Agreement, dated as of July 16, 1998 (the "Investor's Agreement"), pursuant to which the Company has agreed, during the term and subject to the provisions thereof (including the continued ownership of a specified minimum number of shares of Common Stock), among other things, to take all action necessary such that the Board of Directors of the Company shall include one class III director designated by Colony Investors, and thereafter, to use its best efforts to cause a person designated by Colony Investors to be included in each slate of proposed class III directors put forth by the Company and its stockholders and recommended for election in any proxy solicitation materials disseminated by the Company. Colony Investors has designated as its initial director its affiliate, Thomas J. Barrack, Jr. With certain exceptions as described in the Investor's Agreement, Colony Investors has preemptive purchase rights to maintain its beneficial ownership percentage for so long as its investment continues to represent at least 5% of the Company.

          Colony Investors and the Company executed a Registration Rights Agreement on July 16, 1998 (the "Registration Rights Agreement") with respect to the Securities. Pursuant to the Registration Rights Agreement, and subject to the terms and conditions thereof, the Securities beneficially owned by Colony Investors are subject to demand and customary piggyback registration rights.

ITEM 7(a).  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The required financial statements will be provided by amendment in accordance with Item 7(a)(4).

ITEM 7(b).  PRO FORMA FINANCIAL INFORMATION

          The required pro forma financial information will be provided by amendment in accordance with Item 7(b)(2).

ITEM 7(c).  EXHIBITS

          The information set forth in the Exhibits attached hereto is hereby expressly incorporated herein by reference and the response to each item of this report is qualified in its entirety by the provisions of such exhibits.

     Exhibit 2.1 Stock Purchase Agreement, dated as of July 17, 1998, between Kennedy-Wilson, Inc. and Heitman Financial Ltd.

     Exhibit 4.1 Registration Rights Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.

     Exhibit 10.1 Bridge Loan Agreement, dated as of July 16, 1998, among Kennedy-Wilson, Inc., as borrower, Kennedy-Wilson International, K-W Properties and Kennedy-Wilson Properties, Ltd., as guarantors, and Colony K-W, LLC, as lender.

     Exhibit 10.2 Pledge Agreement, dated as of July 16, 1998 made by Kennedy-Wilson, Inc. in favor of Colony K-W, LLC.

     Exhibit 10.3 Stock Purchase Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.

     Exhibit 10.4 Warrant Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.

     Exhibit 10.5 Investor's Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 31, 1998                     KENNEDY-WILSON, INC.




                                           By:/s/ William J. McMorrow
                                              -----------------------
                                              Name:  William J. McMorrow
                                              Title: Chairman of the Board and
                                                     Chief  Executive Officer

                                  EXHIBIT INDEX

     Exhibit 2.1 Stock Purchase Agreement, dated as of July 17, 1998, between Kennedy-Wilson, Inc. and Heitman Financial Ltd.

     Exhibit 4.1 Registration Rights Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.

     Exhibit 10.1 Bridge Loan Agreement, dated as of July 16, 1998, among Kennedy-Wilson, Inc., as borrower, Kennedy-Wilson International, K-W Properties and Kennedy-Wilson Properties, Ltd., as guarantors, and Colony K-W, LLC, as lender.

     Exhibit 10.2 Pledge Agreement, dated as of July 16, 1998 made by Kennedy-Wilson, Inc. in favor of Colony K-W, LLC.

     Exhibit 10.3 Stock Purchase Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.

     Exhibit 10.4 Warrant Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.

     Exhibit 10.5 Investor's Agreement, dated as of July 16, 1998, between Kennedy-Wilson, Inc. and Colony Investors III, L.P.